Exhibit 99.1

TE Connectivity Completes Acquisition of Measurement Specialties, Inc.

Establishes TE as a Leader in the High-Growth Sensor Market;
Expands TE’s Leadership Position in Harsh Environment Applications

SCHAFFHAUSEN, Switzerland — October 9, 2014 — TE Connectivity Ltd. (NYSE: TEL), a world leader in connectivity, announced today that it has completed the previously announced acquisition of Measurement Specialties, Inc.

Measurement Specialties, a leading global designer and manufacturer of sensors and sensor-based systems, offers a broad portfolio of sensor technologies including pressure, vibration, force, temperature, humidity, ultrasonics, position and fluid, for a wide range of applications and industries.

“The acquisition of Measurement Specialties establishes TE as a leader in the very attractive high-growth sensor market,” said Tom Lynch, TE Connectivity Chairman and CEO. “TE’s leadership in the connectivity market combined with Measurement Specialties’ broad sensor portfolio provides our customers with the broadest range of connectivity and sensor solutions in the industry. The acquisition of Measurement Specialties expands TE’s sensor business significantly, and builds on our strength in harsh environment applications. We look forward to offering our customers the most innovative solutions for their connectivity and sensor needs, and welcoming the talented team from Measurement Specialties to TE.”

For reporting purposes, Measurement Specialties will be included as part of TE’s Transportation Solutions segment.

ABOUT TE CONNECTIVITY

TE Connectivity (NYSE: TEL) is a $13 billion world leader in connectivity. The company designs and manufactures products at the heart of electronic connections for the world’s leading industries including automotive, energy and industrial, broadband communications, consumer devices, healthcare, and aerospace and defense. TE Connectivity’s long-standing commitment to innovation and engineering excellence helps its customers solve the need for more energy efficiency, always-on communications and ever-increasing productivity. With nearly 90,000 employees in over 50 countries, TE Connectivity makes connections the world relies on to work flawlessly every day. To connect with the company, visit: www.TE.com.

Forward-Looking Statements

This release contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this release include statements addressing our future financial condition and operating results and our ability to realize projected financial impacts of and to integrate the acquisition of Measurement Specialties. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive industry and the telecommunications networks and consumer devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that Measurement Specialties’ operations will not be successfully integrated into ours; and the risk that revenue opportunities, cost savings and other anticipated synergies from the Measurement Specialties acquisition may not be fully realized or may take longer to realize than expected. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 27, 2013 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission.

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Contacts:	Media Relations:	Investor Relations:
	Jane Crawford	Sujal Shah
	TE Connectivity	TE Connectivity
	610-893-9689	610-893-9790
	Jane.crawford@te.com	Sujal.shah@te.com